Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio
Supplement Dated October 12, 2023 to the
Summary Prospectus for the Small Cap Growth Stock Portfolio Dated May 1, 2023
The following information supplements the Summary Prospectus for the Small Cap Growth Stock Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2023 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update – Small Cap Growth Stock Portfolio
David Siegle has joined Mammen Chally as a co-portfolio manager for the Small Cap Growth Stock Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the summary section for the Portfolio in the Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers: Mammen Chally, CFA, Senior Managing Director and Equity Portfolio Manager, joined Wellington Management in 1994. He began managing the Portfolio in 2013, and has co-managed the Portfolio since 2023.
David Siegle, CFA, Managing Director and Equity Portfolio Manager, joined Wellington Management in 2001 and has co-managed the Portfolio since 2023.”
Please retain this Supplement for future reference.